                                                                   Exhibit 10.10

                 AMENDMENT NO. 1 TO SOFTWARE LICENSE AGREEMENT
        BETWEEN 3COM CORPORATION AND PRIMUS COMMUNICATIONS CORPORATION
                       DATE OF AGREEMENT:  June 30, 1997

This Amendment 1 ("Amendment") is made this 25th day of June, 1997 to the Software License Agreement between Primus and 3Com Corporation dated June 25, 1997 ("Agreement"). Terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties do not wish to negotiate a new contract at this time but do wish to continue their business relationship based on the terms and conditions of their original Agreement.

NOW THEREFORE, the parties agree to be bound by the terms of their original Agreement which is hereby amended as follows:

1) Section 2 of the Agreement is hereby amended to include a new paragraph 2.9 entitled Escrow Agreement which shall read as follows:
Escrow Agreement
----------------
Primus Agrees that it will, at all times, maintain the source code for Solution Publisher and Solution Builder in escrow. Licensee shall be named as a FlexSAFE beneficiary in accordance with Article 2 of the FLEXSAFE Escrow Agreement that Primus has entered into with Data Securities International, a copy of which is attached hereto as Exhibit B and is hereby incorporated in this Agreement. Primus agrees that it has deposited all source code to the SolutionPublisher and SolutionBuilder software products into the escrow account and that it will deposit all updates to such software products into the account.

2) Section 5.11 is hereby amended to add Exhibit B entitled FLEXSAFE ESCROW AGREEMENT

3) Exhibit A is hereby amended to replace SolutionPublisher usage language with the following:
SolutionPublisher
-----------------
Primus hereby grants Licensee the option, for the duration of the Option Period, to:

(1) increase the number of Authorized SP Users from [*] to [*], for a fee of [*] US Dollars (US $[*]); and/or

(2) increase the number of Authorized SP Users from [*] to an unlimited number for a purchase price of [*] US Dollars (US$[*]). If Licensee has previously exercised the option in section 1 above and increased the number of Authorized SP Users to [*], then Primus shall provide Licensee with a US$[*] credit towards the US$[*].

Licensee may exercise its rights under this option at any time and from time to time during the Option Period, by following the procedure described in Section
3.1.3 of this Agreement. Licensee shall pay Primus all additional license fees due with respect to additional Authorized SP Users within thirty (30) days of receipt of Primus' invoice.

3Com Corporation:                  Primus Communications Corporation:

Signature /s/ Thomas L. Thomas    Signature  /s/ Steve Sperry
         ----------------------             ----------------------

Printed  SVP - CIO                 Printed  Steve Sperry
        ----------------------             -----------------------

Title  SVP - CIO                   Title  President
      ------------------------           -------------------------

Date  6/25/97                      Date  June 25, 1997
    ---------------------------        ---------------------------


----------
[*] = omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.